                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): August 18, 1998


                             Cambridge Heart, Inc.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        0-20991                                         13-3679946
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


1 Oak Park Drive
Bedford, Massachusetts                                      01730
--------------------------------------------             -----------
(Address of Principal Executive Offices)                  (Zip Code)


                                (781) 271-1200
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

CAMBRIDGE HEART LABELING AND FOLLOW-UP
STUDIES: SUMMARY OF RESULTS


This report contains a summary of the clinical results of the Company's Labeling Study and Follow-up Study recently received from Medical and Technical Research Associates, the independent contract research organization performing the analysis of the study data. These results will form the basis for the Company's upcoming 510(K) submission to the Food and Drug Administration for expansion of the labeling claims for the Company's CH 2000 system.

LABELING STUDY

The primary objective of this study was to show that T-wave alternans (TWA) is associated with an increased susceptibility to ventricular tachyarrhythmia. In support of this objective the primary hypothesis was that, in patients referred for electrophysiology (EP) testing for the evaluation of cardiac arrhythmias, the presence of TWA measured during an exercise stress test using the CH 2000 Cardiac Diagnostic System and Hi-Resolution ECG electrodes is predictive of increased susceptibility to ventricular arrhythmias. An increased susceptibility to ventricular arrhythmias was defined as sustained monomorphic ventricular tachycardia (VT) induced during EP testing.

Two-hundred-seventy-two (272) patients were enrolled in the study. Among the 140 patients who had determinate results for both TWA and EP study, TWA test results were statistically significantly predictors of EP test outcome (p (lesser than) 0.0001). Sensitivity was 76% and specificity was 65% for TWA test results when compared to EP outcome. The relative risk of having a positive EP finding for those patients with a positive TWA finding was 3.93 compared with those patients with a negative TWA finding.

These results are summarized below:

  TWA PREDICTION OF EP OUTCOME

  Sensitivity:                       76%
  Specificity:                       65%
  Relative Risk:                   3.93
  P value:         (lesser than) 0.0001

These results meet the primary objective of the study.

The secondary objective of the study was to demonstrate that, in the same patients, the presence of TWA measured during an exercise stress test using the CH 2000 Cardiac Diagnostic System and Hi Resolution(TM) ECG electrodes is substantially equivalent to, or better than, signal-averaged electrocardiography (SAECG) as a measure of increased susceptibility to ventricular arrhythmias.

Among the 103 patients who had determinate results for TWA, EP and SAECG, TWA showed a considerably greater sensitivity for predicting true positives (80%) than SAECG (50%) but a somewhat lower specificity (70%) than SAECG (86%). TWA was a somewhat better overall predictor of EP outcome as evidenced by a higher relative risk for TWA (6.05) in predicting EP results than for SAECG (3.68) and a greater statistical significance (p value = 0.0001) than SAECG (p value = 0.0014). A two sided McNemar's test showed TWA and SAECG were not significantly different (i.e., were substantially equivalent) in their ability to predict the results of EP (p-value = 0.2498). This met the predefined requirements of the secondary hypothesis.

These results are summarized below:

            COMPARISON OF TWA AND SAECG AS PREDICTORS OF EP OUTCOME

                                  TWA                       SAECG
                                  ---                       -----
  Sensitivity:                        80%                       50%
  Specificity:                        70%                       86%
  Relative Risk                     6.05                      3.68
  P value:                        0.0001                    0.0014

FOLLOW-UP STUDY

The objective of this study was to demonstrate that, in patients referred for EP testing for the evaluation of cardiac arrhythmias, the presence of T-wave alternans (TWA) measured during exercise using the CH 2000, is predictive of a spontaneous ventricular tachyarrhythmic event (VTE) defined as sudden death, sustained ventricular tachycardia or fibrillation, or the appropriate firing of an implantable defibrillator (ICD). In addition, an analysis was performed of the ability of T-wave alternans to predict a combined endpoint of VTE or death. Finally, an analysis was made of SAECG and EP study results with regard to their prediction of both endpoint types: (1) VTE and (2) VTE or death.

Patients referred for EP testing for evaluation of cardiac arrhythmias, enrolled in the Labeling Study described above, (both the Pilot and Main Study), who were not in violation of the protocol of that study were enrolled in the Follow-up Study. Follow-up is intended to continue for one year from the last date of enrollment. This interim report includes only patients who were enrolled on or before February 28, 1998 and includes follow up data received as of June 30, 1998. 246 patients were enrolled for this interim report; of these follow-up data was available for 201 patients.

Kaplan-Meier actuarial survival analysis was performed of event-free survival for each test result (TWA, EP and SAECG) and for both endpoints. The analysis for each test included all patients who had a determinate result for that test. Since this differed from test to test, the sample populations and number of endpoint events for each test were not identical.

The results of this study indicated that, in this population, TWA was a highly statistically significant predictor of both ventricular arrhythmic events (VTE's) and of the combined endpoint of VTE or death. In this interim report, TWA was somewhat more predictive than EP for both endpoints and substantially more predictive than SAECG which was not a statistically significant predictor. The results of this interim analysis meet the goals of the Follow-up Study.

These results are summarized below:

            PREDICTION OF A VENTRICULAR TACHYARRHYTHMIC EVENT (VTE)

                                  TWA                     SAECG          EP
                                  ---                     -----         -----
  Events                          9                       11            13
  Relative Risk                   6.68                     2.57          4.90
  P value                         0.007                    0.092         0.001

  PREDICTION OF A VTE OR DEATH

                                  TWA                     SAECG          EP
                                  ---                     -----         -----
  Events                          12                      13            17
  Relative Risk                   10.99                    1.79          3.12
  P value                         0.001                   0.220          0.006




ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.
               --------

     See Exhibit Index attached hereto.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 19, 1998              CAMBRIDGE HEART, INC.
                                    ---------------------------------------
                                                  (Registrant)



                                    By: /s/ Robert B. Palardy
                                        _____________________________________
                                        Robert B. Palardy
                                        Chief Financial Officer and Vice
                                        President, Finance and Administration

                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


  99       Press Release dated August 19, 1998.